                             LETTER OF TRANSMITTAL
                            TO TENDER FOR EXCHANGE
               11 1/4% SERIES A SENIOR SUBORDINATED NOTES DUE 2008
                                      OF
                     COYNE INTERNATIONAL ENTERPRISES CORP.

       PURSUANT TO THE PROSPECTUS DATED                          , 1998
--------------------------------------------------------------------------------
                 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
                   NEW YORK CITY TIME, ON____________, 1998
                                UNLESS EXTENDED
--------------------------------------------------------------------------------

           To: IBJ Schroder Bank & Trust Company, The Exchange Agent

--------------------------------------------------------------------------------
By registered or certified mail:           By Facsimile:  (212) 858-2611
      IBJ Schroder Bank & Trust Company
      P.O. Box 84
      Bowling Green Station
      New York, NY 10274-0084              Confirm by telephone:  (212) 858-2103

      Attn: Reorganization Department

By Overnight Courier or hand delivery
      IBJ Schroder Bank & Trust Company
      One State Street
      New York, NY 10004


      Attn: Securities Processing Window, Subcellar 1(SC-1)
--------------------------------------------------------------------------------

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
    TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE TRANSMISSION TO A NUMBER
     OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE PROSPECTUS (AS DEFINED BELOW) AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus, dated       , 1998
(the "Prospectus") of Coyne International Enterprises Corp., Blue Ridge Textile Manufacturing, Inc., Clean Towel Service, Inc., Ohio Garment Rental, Inc., and Midway-CTS Buffalo, Ltd. (collectively, the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 1/4% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 11 1/4% Series A Senior Subordinated Notes due 2008 (the "Initial Notes"), of which $75,000,000 principal amount is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on , 1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Initial Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

     This Letter of Transmittal is to be used by holders of Initial Notes if (i) certificates representing the Initial Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Notes is to be made by book entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Notes (such participants acting on behalf of holders, are referred to herein, together with such holders, as "Authorized Holders") or (iii) tender of the Initial Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Deliver Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Initial Notes must complete this letter in its entirety.

[_] CHECK HERE IF INITIAL NOTES TENDERED PURSUANT TO THE EXCHANGE OFFER ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

Principal Amount of Tendered Initial Notes:_____________________________________

     If Holders desire to tender Initial Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Initial Notes or other required document to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Initial Notes in accordance with the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." See Instruction 2 below.

[_] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

Name of Registered or Acting Holder(s):_________________________________________

Window Ticket No. (if any):_____________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Eligible Institution
that Guaranteed Delivery:_______________________________________________________

If Delivered by Book-Entry Transfer,
the Account Number:_____________________________________________________________

Transaction Code Number:________________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD ENDING ON THE EARLIER OF:
(1) 180 DAYS FROM THE DATE ON WHICH THE EXCHANGE OFFER REGISTRATION STATEMENT IS DEEMED EFFECTIVE OR (2) THE DATE ON WHICH A PARTICIPATING BROKER-DEALER IS NO LONGER REQUIRED TO DELIVER A PROSPECTUS IN CONNECTION WITH MARKET MAKING OR OTHER TRADING ACTIVITIES, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES; PROVIDED, HOWEVER, THAT THE COMPANY HAS NO OBLIGATION TO AMEND OR SUPPLEMENT THE PROSPECTUS UNLESS IT HAS RECEIVED WRITTEN NOTICE FROM A PARTICIPATING BROKER-DEALER OF ITS PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WITHIN FIFTEEN BUSINESS DAYS FOLLOWING CONSUMMATION OF THE EXCHANGE OFFER.

Name:___________________________________________________________________________

Address:________________________________________________________________________

Attention:______________________________________________________________________

     List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                     BOX 1
        DESCRIPTION OF 11 1/4% SERIES A SENIOR SUBORDINATED NOTES DUE 2008

-------------------------------------------------------------------------------------------------------
                                                           AGGREGATE
                                                           PRINCIPAL          PRINCIPAL AMOUNT
    NAME(S) AND ADDRESS(ES OF                               AMOUNT            TENDERED (MUST BE
       REGISTERED HOLDER(S)             CERTIFICATE      REPRESENTED BY         AN INTEGRAL
     (PLEASE FILL IN, IF BLANK)          NUMBER(S)*      CERTIFICATE(S)       MULTIPLE OF $1,000)**
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                        TOTAL
-------------------------------------------------------------------------------------------------------

*    Need not be completed by Holders tendering by book-entry transfer.

**   Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 11 1/4% Series A Senior Subordinated Notes due 2008
     will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
-------------------------------------------------------------------------------------------------------

The minimum permitted tender is $1,000 in principal amount of 11 1/4% Series A Senior Subordinated Notes due 2008. All other tenders must be in integral multiples of $1,000.

---------------------------------------------------------------------------------------------
            BOX 2                                           BOX 3

      SPECIAL REGISTRATION                             SPECIAL DELIVERY
          INSTRUCTIONS                                   INSTRUCTIONS
   (SEE INSTRUCTIONS 5, 6 AND 7)                   (SEE INSTRUCTIONS 5, 6 AND 7)
To be completed ONLY if certificates for       To be completed ONLY if certificates for
Initial Notes in a principal amount not        Initial Notes in a principal amount not
tendered, or Exchange Notes issued in          tendered, or Exchange Notes issued in
exchange for Initial Notes accepted for        exchange for Initial Notes accepted for
exchange, are to be issued in the name of      exchange, are to be sent to someone other
someone other than the undersigned.            than the undersigned, or to the undersigned
                                               at an address other than that shown above.

Name____________________________________       Name__________________________________________
       (Please Print)                                 (Please Print)

Address_________________________________       Address_______________________________________
       (Include Zip Code)                             Include Zip Code)

(Tax Identification or Social Security         (Tax Identification or Social Security
Number)                                        Number)
---------------------------------------------------------------------------------------------

                                     BOX 4
                             BROKER-DEALER STATUS

[_] Check this box if the Beneficial Owner of the Initial Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Initial Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, PLEASE SEND A COPY OF THIS LETTER OF TRANSMITTAL TO DONALD F.X. KEEGAN, CHIEF FINANCIAL OFFICER OF THE COMPANY, VIA FACSIMILE: (315) 475-9978. THE TENDER OF INITIAL NOTES VIA AGENT'S MESSAGE WILL NOT CONSTITUTE NOTICE TO THE COMPANY OF A HOLDER'S STATUS AS A PARTICIPATING BROKER-DEALER. PARTICIPATING BROKER-DEALERS DESIRING TO PROVIDE SUCH NOTICE MUST STILL DO SO IN WRITING WITHIN FIFTEEN BUSINESS DAYS FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Coyne International Enterprises Corp., Blue Ridge Textile Manufacturing, Inc., Clean Towel Service, Inc., Ohio Garment Rental, Inc., and Midway-CTS Buffalo, Ltd. (collectively, the "Company"), the principal amount of Initial Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Initial Notes tendered in accordance with this Letter of Transmittal, the undersigned exchange, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Initial Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with its Exchange Offer) with respect to the tendered Initial Notes with the full power of substitution to (i) present such Initial Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Initial Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Company, (ii) deliver certificates for such Initial Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (iii) present such Initial Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes and (iv) otherwise to cause such Initial Notes to be exchanged, assigned and transferred, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor an other such person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended, of the Company. In addition, the undersigned and any such other person acknowledge that (a) any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and cannot rely on the position of the Staff of the Securities and Exchange Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Company will assume that the undersigned is not a participating Broker-Dealer.

     The undersigned agrees that it shall, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Notes tendered hereby.

     The undersigned further agrees that acceptance of any and all validly tendered Initial Notes by the Company and the issuance of Exchange Notes in exchange shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown above. Subject to compliance with securities laws, the Company also expressly reserves the right, in its sole discretion, to (i) extend or terminate the Exchange Offer and (ii) to amend the Exchange Offer in any respect and at any time or from time to time until the Existing Notes are accepted for exchange. The Company may terminate the Exchange Offer, in its sole discretion, regardless of whether any of the events set forth in the Offer to Exchange under "Exchange Offer--Conditions" shall have occurred or shall have been determined by the Company to have occurred.

     The undersigned understands that there is no assurance that the Exchange Offer will be consummated or, if consummated, that the Company will determine to
consummate the Exchange Offer on [                      ], 1998.  The
undersigned understands that although the Expiration Date currently is scheduled
to occur on [                  ], 1998, the Company reserves the right, in its
sole discretion, to extend the Expiration Date or terminate the Exchange Offer for any reason.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Initial Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any Initial Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Initial Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

     The undersigned understands that tenders of Initial Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

     Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates (or electronic transfers) representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange and any certificates (or electronic transfers) for Initial Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange and any certificates for the Initial Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange in the name(s) of, and return any certificates for Initial Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understandings that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Initial Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Initial Notes so tendered.

     Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver the Initial Notes, this letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Initial Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.

     The below lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Initial Notes or by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Initial Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Initial Notes to which this letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
              INITIAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
-  ____________________________          __________________________
                                         Date

X
-  ____________________________          __________________________
                                         Date

Area code and telephone number:____________

  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s):________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                                 (Include Zip Code)

                         MEDALLION SIGNATURE GUARANTEE
                        (If required by Instruction 5)
       Certain Signatures must be Guaranteed by an Eligible Institution


Signature(s) Guaranteed by an Eligible Institution:_____________________________
                            (Authorized Signature)

________________________________________________________________________________
                         (Growing Your Business Book)

________________________________________________________________________________
                                (Name of Firm)

________________________________________________________________________________
                          (Address, Include Zip Code)

________________________________________________________________________________
                       (Area Code and Telephone Number)

Dated:__________________________________________________________________________

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER


  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR INITIAL NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Initial Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Initial Notes transferred electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), or (in the case of a book-entry transfer) an Agent's Message (as defined below) in lieu of this letter of Transmittal, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.
The tender of Initial Notes via Agent's Message will not constitute notice to the Company of a holder's status as a Participating Broker-Dealer.
Participating Broker-Dealers desiring to provide such notice must still do so in writing within fifteen business days following the consummation of the Exchange Offer.

  THE METHOD OF DELIVERY OF CERTIFICATES FOR INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AS AN ALTERNATIVE TO DELIVERY BY MAIL, THE HOLDER MAY WISH TO USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

  Neither the Company nor the Exchange agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Initial Notes prior to the completion of the Exchange Offer. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the terms of this Letter of Transmittal against such participant.

  2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Initial Notes but whose Initial Notes are not immediately available or who cannot deliver their certificates for Initial Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal (or Agent's Message) and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Initial Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

      (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

      (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Initial Notes, and the principal amount of tendered Initial Notes and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) or Agent's Message, together with the tendered Initial Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Initial Notes transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

      (iii) such properly completed and executed Letter of Transmittal (or Agent's Message) and certificates representing the tendered Initial Notes in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Initial Notes transferred electronically), and any other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

  Any holder who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Initial Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedure.

  3. TENDER BY HOLDER. Only a holder of Initial Notes may tender such Initial Notes in the Exchange Offer. Any beneficial owner of Initial Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Initial Notes, either make appropriate arrangements to register ownership of the Initial Notes in such owner's name or obtain a properly completed bond power from the registered holder.

  4. PARTIAL TENDERS. Tenders of Initial Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Initial Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Notes" (Box 1) above. The entire principal amount of Initial Notes delivered to the Exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Initial Notes is not tendered, Initial Notes for the principal amount of Initial Notes not tendered and Exchange Notes exchanged for any Initial Notes tendered will be sent to the holder at his or her registered address (or transferred to the account of the Book-Entry Facility designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Initial Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Initial Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Initial Notes.

  If any of the tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Initial Notes are held in different names on several Initial Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Initial Notes are held.

  If this Letter of Transmittal is signed by the registered holder or Acting Holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Initial Notes are to be reissued or returned to the registered holder or Acting Holder, then, the registered holder or Acting Holder need not and should not endorse any tendered Initial Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Acting Holder), the registered holder or Acting Holder must either properly endorse the Initial Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Initial Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Initial Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listings), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

  If this Letter of Transmittal or any Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  No Medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Initial Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Initial Notes) and the issuance of Exchange Notes (and an Initial Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any Exchange Notes or Initial Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the "Special Delivery instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed, or (ii) such Initial Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

  6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Notes and/or substitute Initial Notes for principal amounts not tendered or not accepted for exchange are to be sent (or deposited), if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering holders should complete the applicable box.

  If no such instructions are given, the Exchange Notes (and any Initial Notes not tendered or not accepted) will be issued in the name of and sent to the Acting Holder of the Initial Notes or deposited at such Acting Holders' account at the Book-Entry Transfer Facility.

  7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Initial Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes listed in this Letter of Transmittal.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Initial Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report a interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Initial Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Initial Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Initial Notes not validly tendered or any Initial Notes, the Company's acceptance of which may, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Initial Notes as to any ineligibility of any holder who seeks to tender Initial Notes in the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects or irregularities with respect to tenders of Initial Notes, and shall not incur any liability for failure to give such notification.

  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Initial Notes.

  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Initial Notes on transmittal of this Letter of Transmittal will be accepted.

  12. MUTILATED, LOST, STOLEN, OR DESTROYED INITIAL NOTES. Any tendering holder whose Initial Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth above. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED INITIAL NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF INITIAL NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Initial Notes as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Initial Notes when, as and if the Company has given written and oral notice thereof to the Exchange agent. If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Initial Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under "Special Delivery Instructions."

  15. WITHDRAWAL. Tenders may be withdrawn only pursuit to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

PAYOR'S NAME:       COYNE INTERNATIONAL ENTERPRISES CORP.


                    ____________________________________________________________
                    Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)


                    ____________________________________________________________
                    Address

                    ____________________________________________________________
                    City, State and ZIP Code
SUBSTITUTE

FORM W-9            ____________________________________________________________
DEPARTMENT OF        List account number(s) here (optional)
THE TREASURY
INTERNAL            ____________________________________________________________
REVENUE SERVICE

PAYER'S REQUEST
FOR                 Part 1 - PLEASE PROVIDE YOUR      Social Security Number
TAXPAYER            TAXPAYER IDENTIFICATION                   or TIN
IDENTIFICATION      NUMBER ("TIN") IN THE BOX AT
NUMBER (TIN)        RIGHT AND CERTIFY BY STATING
                    AND DATING BELOW


                    ____________________________________________________________
                    Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest of dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [_]


                    ____________________________________________________________
                    SIGNATURE      DATE                      Awaiting TIN  [_]

                    CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THE FORM IS TRUE, CORRECT AND COMPLETE.



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.